SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 F O R M  8-K



                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      December 16, 1998
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                           MARK IV INDUSTRIES, INC.
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)


       1-8862                                           23-1733979
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(Commission File Number)                    (IRS Employer Identification No.)


501 John James Audubon Pkwy.,  Amherst, New York         14226-0810
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:      (716) 689-4972
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________________________________________________________________________
        (Former name or former address, if changed since last report.)



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Item 5 - Other Events
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On January 4, 1999, the Registrant will distribute to its shareholders of record at the close of business on December 18, 1998 its Fiscal 1999 Third Quarter Quarterly Report (the "Report"). A copy of the Report is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)    Financial Statements of Business Acquired. -  Not applicable.

     (b)    Pro Forma financial Information. - Not applicable.

     (c)    Exhibits.

            99.1 Copy of Fiscal 1999 Third Quarter Quarterly Report, distributed January 4, 1999 to the Registrant's shareholders of record at the close of business on December 18, 1998.

                                  SIGNATURES


      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                    MARK IV INDUSTRIES, INC.


                                    BY:   /s/ Richard L. Grenolds
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                                         Richard L. Grenolds
                                          Vice President and Chief
                                           Accounting Officer




Dated:  December 31, 1998
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